Abacus FCF Advisors	ABACUS FCF Leaders ETF (ABFL)
Summary Prospectus | November 28, 2025 | Cboe BZX Exchange, Inc.
Before you invest, you may want to review the Abacus FCF Leaders ETF (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 28, 2025, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.abacusfcf.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Abacus FCF Leaders ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the "Index"), with less volatility than the Index.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1,2]	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

1.The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).
2.“Management Fee” has been restated to reflect current fees.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$50	$157	$274	$616

Portfolio Turnover
The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”). To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from the United States. The Fund considers an issuer to be from the United States if: (i) its securities are organized under the laws of the United States or the issuer maintains its principal place of business in the United States; (ii) its securities are traded principally in the United States; or (iii) during the issuer's most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States or has at least 50% of its assets in the United States.
The Fund seeks to invest in stocks of the most profitable companies that exhibit fundamental characteristics associated with the potential for long-term capital appreciation, as identified by Abacus FCF Advisors LLC (the “Adviser”) through extensive historical research. While the Adviser evaluates companies of any market capitalization, the final portfolio primarily consists of large- and mid-cap companies.
The Adviser utilizes its proprietary Abacus FCF Leaders Model (the “Model”) to evaluate securities in the investment universe and scores them based on free cash flow return on invested capital (“FCF-ROIC”). The Model assesses companies through a detailed analysis of factors such as capital expenditure, accruals, cash flow margins and asset turnover to identify companies with strong and sustainable profitability. These securities are assigned active weights primarily based on their FCF-ROIC characteristics, with adjustments reflecting the Adviser’s systematic evaluation of company-specific risk in the context of the business cycle. These active weights are integrated with free-float market capitalization weights and rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to companies with strong FCF-ROIC metrics.
During earnings seasons, the Adviser typically implements more substantial adjustments to the Fund’s portfolio based on updated Model outputs. However, the Adviser continuously monitors the portfolio and retains discretion to make modifications to the Fund’s portfolio at any time, subject to the oversight and supervision of the Board of Trustees of the Trust (the “Board”), to better capture daily updates and opportunities identified by the Model.
The Adviser executes trades for the Fund’s portfolio based on insights generated by the Model. To implement the Model’s outputs efficiently, the Adviser: (a) manages cash positions to address operational requirements or market disruptions deemed extreme by the Adviser; and (b) executes trades to maintain portfolio alignment following corporate actions (e.g., mergers, spinoffs or restructurings).
The Fund can use derivative instruments, including exchange-traded futures contracts, to seek to protect the Fund's current or intended investments from broad fluctuations in securities prices.
From time to time the Fund may focus its investment (i.e., invest more than 15% of its total assets) in one or more particular sectors. As of September 30, 2025, the Fund focuses its investments in the information technology, communications and healthcare sectors.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Sector Focus Risk. To the extent that the Fund’s investments are focused on a particular sector, the Fund is subject to loss due to adverse occurrences that may affect that sector. Focusing on a particular sector could increase the Fund’s volatility over the short term.
Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.
Geographic Region Risk. Because the Fund invests a significant portion of its assets in the U.S., the Fund will generally have more exposure to economic risks affecting the U.S. In the event of economic or political turmoil or a deterioration of diplomatic relations in the U.S., the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in other countries whose economies appear to be unrelated can also adversely affect the Fund’s U.S. investments.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.
•Futures Contracts Risk. Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.
Management Risk. The Fund is actively managed using proprietary Models. There can be no guarantee that the Fund will achieve its investment objective or that the Models will produce the intended results. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Models and/or the Adviser's ability to monitor and timely adjust the metrics or update the data or features underlying the Models. Any of these factors could result in the Fund underperforming comparable investment vehicles. In addition, the Adviser’s investment process will result in the Fund holding a more limited number of securities. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.
Market Events Risk. The value of securities in the Fund's portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund's control, including the quality of the Fund's investments, economic conditions, adverse investor sentiment, lower demand for a company's goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund's portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, natural disasters, changes in trade regulation, economic sanctions, imposition of tariffs or other events could have a significant impact on the Fund, its investments and the trading of its Shares.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.

•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk. Certain shareholders, including the Adviser or an affiliate of the Adviser, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. The disposition of Shares by large shareholders resulting in redemptions through or by APs, could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year as of December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.abacusfcf.com.
Calendar Year Total Returns
For the year-to-date period ended September 30, 2025, the Fund’s total return was 8.81%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.22% for the quarter ended June 30, 2020, and the lowest quarterly return was -21.87% for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Period Ended December 31, 2024

Abacus FCF Leaders ETF	1 Year	5 Years	Since Inception (9/27/2016)
Return Before Taxes	18.25%	13.91%	14.59%
Return After Taxes on Distributions	18.04%	13.20%	14.09%
Return After Taxes on Distributions and Sale of Shares	10.94%	11.03%	12.05%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	14.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Investment Adviser
Abacus FCF Advisors LLC serves as the investment adviser of the Fund.
Portfolio Managers
Vince (Qijun) Chen, CFA, Vice President of Public Equity & Portfolio Management of Abacus Global Management, Inc., the parent company of the Adviser (“Abacus”), and Portfolio Manager of the Adviser, Fei Xue, Vice President of ABL Wealth Advisors, LLC, a subsidiary of Abacus and an affiliate of the Adviser, (“ABL Wealth”), and Tom MacDonald, Financial Analyst at ABL Wealth, each serve the Fund as a portfolio manager and have served in such role since January 2021, December 2024 and December 2024, respectively. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.abacusfcf.com.
Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.